Exhibit 10.2

AGREEMENT AND AMENDMENT NO. 12

This AGREEMENT AND AMENDMENT NO. 12 ("Agreement") dated as of September 30, 2015 ("Effective Date"), is among Alta Mesa Holdings, LP, a Texas limited partnership (the "Borrower"), the affiliates of the Borrower party hereto (the "Guarantors"), the Lenders (as defined below), and Wells Fargo Bank, N.A., as administrative agent for such Lenders (in such capacity, the "Administrative Agent") and as issuing lender (in such capacity, the "Issuing Lender").

RECITALS

A.Reference is made to that certain Sixth Amended and Restated Credit Agreement dated as of May 13, 2010, among the Borrower, the lenders party thereto from time to time (the "Lenders"), the Administrative Agent, and the Issuing Lender, as heretofore amended (as so amended, the "Credit Agreement").

B.The parties hereto wish to, subject to the terms and conditions of this Agreement, (i) permit the sale by the Borrower of all the Equity Interest issued by Alta Mesa Eagle, LLC, a Texas limited liability company ("AM Eagle"), a wholly owned Restricted Subsidiary, to the Purchasers (as defined below) and (ii) as a result of the AM Eagle Sale (as defined below),  (w) release AM Eagle from its Guaranty obligations, (x)  release all assets of AM Eagle from the Liens granted to the Administrative Agent under the Security Instruments, (y) release the Equity Interest of AM Eagle pledged under the Security Instruments by any other grantor thereunder, and (z)  redetermine and decrease the Borrowing Base.

NOW THEREFORE, in consideration of the benefits to be derived by the parties hereto and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.Defined Terms; Other Provisions.  As used in this Agreement, each of the terms defined in the opening paragraph and the Recitals above shall have the meanings assigned to such terms therein.  Each term defined in the Credit Agreement and used herein without definition shall have the meaning assigned to such term in the Credit Agreement, unless expressly provided to the contrary.  Article, Section, Schedule, and Exhibit references are to Articles and Sections of and Schedules and Exhibits to this Agreement, unless otherwise specified.  The words "hereof", "herein", and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.  The term "including" means "including, without limitation,".  Paragraph headings have been inserted in this Agreement as a matter of convenience for reference only and it is agreed that such paragraph headings are not a part of this Agreement and shall not be used in the interpretation of any provision of this Agreement.

Section 2.Agreement – Borrowing Base Redetermination and Decrease.  Subject to the terms of this Agreement, as of October 1, 2015, the Borrowing Base shall be decreased to $255,000,000.  Such new Borrowing Base shall remain in effect at that level until the effective date of the next Borrowing Base redetermination made in accordance with Section 2.02 of the Credit Agreement, as amended hereby.  The Borrower and the Lenders hereby acknowledge and agree that the redetermination and decrease of the Borrowing Base set forth in this Section 2 is the reduction in the Borrowing Base required under Section 2.02€(iii) of the Credit Agreement, as amended hereby, as a result of the AM Eagle Sale. Each Lender’s Pro Rata Share of the redetermined Borrowing Base, after giving effect to the redetermination and decrease of the Borrowing Base set forth in this Section 2, is set forth in Schedule II to the Credit Agreement, as amended hereby.

Section 3.Amendments to Credit Agreement.

(a) Section 1.01 (Certain Defined Terms) of the Credit Agreement is hereby amended by adding the following new defined terms to appear where alphabetically appropriate:

"Amendment No. 12" means that certain Agreement and Amendment No. 12 by the Borrower, certain Guarantors and the Required Lenders which amends this Agreement.

"Amendment No. 12 Effective Date" means September 30, 2015.

“AM Eagle Buyer” means EnerVest Energy Institutional Fund XIV-A, L.P. and EnerVest Energy Institutional Fund XIV-WIC, L.P., and any assignees thereof permitted pursuant to the AM Eagle PSA.

“AM Eagle PSA” means that certain Purchase and Sale Agreement dated as of September 16, 2015 among the Borrower, Alta Mesa Eagle, LLC and the AM Eagle Buyer, as amended, supplemented or otherwise modified to the extent not materially adverse to the interest of any Secured Party.

“AM Eagle Sale” means the sale of 100% of the Equity Interests outstanding and issued by Alta Mesa Eagle, LLC pursuant to the terms of the AM Eagle PSA.

(b) Section 2.02(e) (Mandatory Reductions in the Borrowing Base) of the Credit Agreement is hereby amended by replacing clause (iii) in its entirety with the following:

(iii)Effective immediately upon the occurrence of a Triggering Event, the Borrowing Base shall automatically reduce on the date such Triggering Event is effected by an amount equal to (A) in the case of a Disposition of Oil and Gas Properties (or any Restricted Subsidiary that owns Oil and Gas Properties), the value, if any, assigned such Oil and Gas Properties under the then effective Borrowing Base, as reasonably determined by the Administrative Agent, and (B) in the case of a hedge position or Hedge Contract that has been novated, assigned, unwound, terminated, or amended, the value, if any, assigned such hedge position or Hedge Contract under the then effective Borrowing Base, as reasonably determined by the Administrative Agent. The reduction of the Borrowing Base pursuant to this clause (iii) resulting from the AM Eagle Sale is reflected in the reduction in the Borrowing Base set forth in Section 2 of Amendment No. 12.

(c) Section 6.04(b) (Merger or Consolidation; Asset Sales; Hedge Terminations) of the Credit Agreement is here by amended by deleting the word "and" at the end of clause (iv), replacing the "." at the end of clause (v) with "; and", and inserting the following new clause (vi) in the appropriate numerical order therein:

(vi)  if no Event of Default then exists or would result therefrom, the AM Eagle Sale for an aggregate purchase price of not less than $125,000,000 (subject to adjustment as provided in the AM Eagle PSA);  provided that (A) the Borrower shall have made, or substantially concurrently with the closing of the AM Eagle PSA make, the payments, if any, required under Section 2.05(b)(iii) resulting from any Borrowing Base Deficiency arising as a result of the reduction in the Borrowing Base set forth in Section 2 of Amendment No. 12, and (B) if any Net Cash Proceeds from the AM Eagle Sale exists after making the payments, if any, required under the preceding clause (A), then the Borrower shall have applied, or substantially concurrently with the closing of the AM Eagle PSA

2

apply, 100% of such remaining Net Cash Proceeds as an optional prepayment of then outstanding Advances.

(d) Schedule II (Commitments; Borrowing Base; Pro Rata Share) to the Credit Agreement is hereby replaced in its entirety with Schedule II (Commitments; Borrowing Base; Pro Rata Share) attached hereto.

Section 4.Representations and Warranties.  Each of the Guarantors (other than AM Eagle) and the Borrower hereby represents and warrants that: (a) after giving effect to this Agreement, the representations and warranties contained in the Credit Agreement, as amended hereby, and the representations and warranties contained in the other Loan Documents are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representation or warranty that already is qualified or modified by materiality in the text thereof) on and as of the Effective Date as if made on and as of such date except to the extent that any such representation or warranty expressly relates solely to an earlier date, in which case such representation or warranty is true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representation or warranty that already is qualified or modified by materiality in the text thereof) as of such earlier date; (b) no Default has occurred which is continuing; (c) the execution, delivery and performance of this Agreement are within the corporate, limited liability company, or partnership power and authority of such Person and have been duly authorized by appropriate corporate and governing action and proceedings; (d) this Agreement constitutes the legal, valid, and binding obligation of such Person enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity; (e) there are no governmental or other third party consents, licenses and approvals required in connection with the execution, delivery, performance, validity and enforceability of this Agreement; and (f) except as released pursuant to Section 8 below, the Liens under the Security Instruments are valid and subsisting and secure the Borrower's and the Guarantors' obligations under the Loan Documents.

Section 5.Conditions to Effectiveness.  This Agreement shall become effective on the Effective Date and enforceable against the parties hereto upon the occurrence of the following conditions precedent:

(a)the Administrative Agent shall have received multiple original counterparts, as requested by the Administrative Agent, of this Agreement, duly and validly executed and delivered by duly authorized officers of the Borrower, the Guarantors (other than AM Eagle) and the Required Lenders;

(b)the Administrative Agent shall have received  a true, correct, and complete copy, certified as such by the Borrower, of the AM Eagle PSA;

(c)the AM Eagle Sale shall have been consummated substantially concurrently with the closing of this Agreement;

(d)the representations and warranties in this Agreement made by the Guarantors and the Borrower shall be true and correct in all material respects; and

(e)the Borrower shall have paid all reasonable fees and expenses of the Administrative Agent's outside legal counsel and other consultants pursuant to all invoices presented for payment on or prior to the Effective Date.

Section 6.Acknowledgments and Agreements.

3

(a)The Borrower and each Guarantor acknowledges that on the date hereof all outstanding Obligations are payable in accordance with their terms and the Borrower and each Guarantor hereby waives any defense, offset, counterclaim or recoupment with respect thereto.

(b)The Administrative Agent and the Lenders hereby expressly reserve all of their rights, remedies, and claims under the Loan Documents.  Nothing in this Agreement shall constitute a waiver or relinquishment of (i) any Default or Event of Default under any of the Loan Documents, (ii) any of the agreements, terms or conditions contained in any of the Loan Documents, (iii) any rights or remedies of the Administrative Agent or any Lender with respect to the Loan Documents, or (iv) the rights of the Administrative Agent or any Lender to collect the full amounts owing to them under the Loan Documents.

(c)Each of the parties hereto hereby adopt, ratify, and confirm the Credit Agreement, as amended hereby, and acknowledges and agrees that the Credit Agreement, as amended hereby, is and remains in full force and effect, and, except as set forth in Section 8 below with regard to AM Eagle, the Borrower and the Guarantors acknowledge and agree that their respective liabilities and obligations under the Credit Agreement, as amended hereby, the Security Agreement, and the Guaranties, are not impaired in any respect by this Agreement.

(d)From and after the Effective Date, all references to the Credit Agreement and the Loan Documents shall mean such Credit Agreement and such Loan Documents as amended by this Agreement.

(e)This Agreement is a Loan Document for the purposes of the provisions of the other Loan Documents.  Without limiting the foregoing, any breach of representations, warranties, and covenants under this Agreement shall be a Default or Event of Default, as applicable, under the Credit Agreement.

Section 7.Reaffirmation of the Guaranty.  Each Guarantor (other than AM Eagle) hereby ratifies, confirms, acknowledges and agrees that its obligations under its respective Guaranty are in full force and effect and that such Guarantor continues to unconditionally and irrevocably guarantee the full and punctual payment, when due, whether at stated maturity or earlier by acceleration or otherwise, of all of the Guaranteed Obligations (as defined in the Guaranties), as such Guaranteed Obligations may have been amended by this Agreement, and its execution and delivery of this Agreement does not indicate or establish an approval or consent requirement by such Guarantor under its respective Guaranty in connection with the execution and delivery of amendments, consents or waivers to the Credit Agreement, the Notes or any of the other Loan Documents.

Section 8. Guaranty and Lien Releases.  Effective as of the Effective Date and concurrently with the consummation of the AM Eagle Sale: (a) the obligations of AM Eagle under its respective Guaranty and under each other Loan Document to which it is a party are hereby released, terminated and no longer of any force and effect and AM Eagle shall no longer be a "Guarantor", a "Grantor", a “Debtor” or a  “Mortgagor” thereunder and (b) all assets of AM Eagle which constitute Collateral and all Equity Interests issued by AM Eagle which constitute Collateral are hereby released from the Liens created under the Security Instruments.  The Administrative Agent shall, upon the reasonable request of the Borrower and at the sole cost and expense of the Borrower, execute and deliver such UCC-3 termination statements, releases of security interests, releases of liens and other instruments, in each case in proper form of recording, as the Borrower shall reasonably request to evidence the release expressly contemplated herein.  It is understood and agreed that the releases provided in this Section 8 (i) are expressly made conditioned upon the consummation of the AM Eagle Sale, (ii) shall not release any Guarantor other than AM Eagle as expressly provided above, and (iii) as to the Liens created under the Security Instruments, are partial releases only which are expressly limited to the assets described above in this Section 8 and shall not release any other assets of any other Loan Party from the Liens created under the Loan Documents.  Each Loan Party (other

4

than AM Eagle), hereby acknowledges and agrees that all obligations (contingent or otherwise) associated with all indemnity provisions under the Credit Agreement and the other Loan Documents as they relate to AM Eagle, any of AM Eagle’s liabilities or obligations under the Guaranty or any Security Instrument (including any Mortgage), or any of AM Eagle’s Properties that by their terms survive the release of AM Eagle as a “Guarantor”, a “Grantor”, a “Debtor” or a “Mortgagor” under any Loan Document shall be assumed as obligations by such other Loan Parties (save and except AM Eagle, its Properties, and as to the membership interests of AM Eagle, all of which are completely released pursuant to the provisions above), and such obligations are hereby ratified and assumed by the Loan Parties (other than AM Eagle) and shall continue in favor of the Administrative Agent and the other Persons expressly set forth in such Loan Documents.

Section 9.Counterparts.  This Agreement may be signed in any number of counterparts, each of which shall be an original and all of which, taken together, constitute a single instrument.  This Agreement may be executed by facsimile signature or other similar electronic means and all such signatures shall be effective as originals.

Section 10.Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Credit Agreement.

Section 11.Invalidity.  In the event that any one or more of the provisions contained in this Agreement shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement.

Section 12.Governing Law.  This Agreement shall be deemed to be a contract made under and shall be governed by and construed in accordance with the laws of the State of Texas.

Section 13.Entire Agreement.  This Agreement, the Credit Agreement, as amended by this Agreement, the Notes, and the other Loan Documents constitute the entire understanding among the parties hereto with respect to the subject matter hereof and supersede any prior agreements, written or oral, with respect thereto.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[The remainder of this page has been left blank intentionally.]

5

EXECUTED effective as of the date first above written.

BORROWER:	ALTA MESA HOLDINGS, LP
By: Alta Mesa Holdings GP, LLC, its general partner

By: /s/ Michael McCabe
Michael McCabe
Chief Financial Officer

GUARANTORS:	ALABAMA ENERGY RESOURCES LLC
AMH ENERGY NEW MEXICO, LLC
AM IDAHO LLC
AM MICHIGAN LLC
TEA ENERGY SERVICES LLC

Each By: /s/ Michael A. McCabe
Michael A. McCabe
Chief Financial Officer and Secretary

ALTA MESA ENERGY LLC
ALTA MESA FINANCE SERVICES CORP.
ALTA MESA HOLDINGS GP, LLC
ALTA MESA GP, LLC
ARI DEVELOPMENT, LLC
ALTA MESA ACQUISITIONS SUB, LLC
CAIRN ENERGY USA, LLC
LOUISIANA ONSHORE PROPERTIES LLC
PETRO OPERATING COMPANY HOLDINGS, INC
THE MERIDIAN PRODUCTION, LLC
THE MERIDIAN RESOURCE, LLC
THE MERIDIAN RESOURCE & EXPLORATION LLC
TMR DRILLING, LLC
VIRGINIA OIL AND GAS, LLC

Each By: /s/ Michael A. McCabe
Michael A. McCabe
Chief Financial Officer

ALTA MESA RESOURCES, LP
By: Alta Mesa Resources GP, LLC
its sole General Partner

By: /s/ Michael A. McCabe
Michael A. McCabe
Chief Financial Officer

ALTA MESA SERVICES, LP
ARANSAS RESOURCES, LP
BUCKEYE PRODUCTION COMPANY, LP
GALVESTON BAY RESOURCES, LP
LOUISIANA EXPLORATION & ACQUISITIONS, LP
NAVASOTA RESOURCES, LTD., LLP
NUECES RESOURCES, LP
OKLAHOMA ENERGY ACQUISITIONS, LP
PETRO ACQUISITIONS, LP
PETRO OPERATING COMPANY, LP
TEXAS ENERGY ACQUISITIONS, LP

Each by: Alta Mesa GP, LLC, its sole general partner

By: /s/ Michael A. McCabe
Michael A. McCabe
Chief Financial Officer

GALVESTON BAY RESOURCES HOLDINGS, LP
By: Galveston Bay Resources Holdings, GP, LLC
its sole general partner

By: /s/ Michael A. McCabe
Michael A. McCabe
Chief Financial Officer

PETRO ACQUISITIONS HOLDINGS LP,
By: Petro Acquisitions Holdings GP, LLC,
its sole general partner

By: /s/ Michael A. McCabe
Michael A. McCabe
Chief Financial Officer

ADMINISTRATIVE AGENT/	WELLS FARGO BANK, N.A.
ISSUING LENDER:
By: /s/ Michael Real
Name: Michael Real
Title: Director

LENDER:	MUFG UNION BANK, N.A.

By: /s/ David Helffrich
Name: David Helffrich
Title: Vice President

LENDER:	TORONTO DOMINION (NEW YORK) LLC

By: /s/ Rayan Karim
Name: Rayan Karim
Title: Authorized Signatory

LENDER:	ING CAPITAL LLC

By: /s/ Josh Strong
Name: Josh Strong
Title: Director

By: /s/ Scott Lamoreaux
Name: Scott Lamoreaux
Title: Director

LENDER:	CITIBANK, N.A.

By: /s/ Thomas Benavides
Name: Thomas Benavides
Title: Director

Mi
LENDER:	CAPITAL ONE, NATIONAL ASSOCIATION

By: /s/ Michael Higgins
Name: Michael Higgins
Title: Director

LENDER:	BOKF, NA dba Bank of Texas

By: /s/ Martin W. Wilson
Name: Martin W. Wilson
Title: Senior Vice President

LENDER:	AMEGY BANK NATIONAL ASSOCIATION

By: /s/ Mark A. Serice
Name: Mark A. Serice
Title: Senior Vice President

LENDER:	NATIXIS, NEW YORK BRANCH

By: /s/ Stuart Murray
Name: Stuart Murray
Title: Managing Director

By: /s/ Vikram Nath
Name: Vikram Nath
Title: Vice President

H
LENDER:	MORGAN STANLEY BANK, N.A.

By: /s/ H. Brett Humphreys
Name: H. Brett Humphreys
Title: Authorized Signatory